UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 26, 2013

    CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564

(Address of Principal Executive Offices)        (Zip Code)

Registrant’s telephone number, including area code        (585) 678-7100

                                               Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers.

At a meeting held on April 26, 2013, the Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Constellation Brands, Inc. (the “Company”) took the following actions with regard to certain compensatory arrangements for certain of the Company’s senior management personnel, including its Executive Officers.

Approval of New Annual Base Salaries

The Committee set new annual base salaries for the Company’s Executive Officers, which salaries will take effect on June 3, 2013. The following table sets forth the new annual base salary levels of those Executive Officers identified below:

Name and Position	New Annual Base Salary
Richard Sands, Chairman of the Board	$1,201,135
Robert Sands, President and Chief Executive Officer	$1,225,074
Robert Ryder, Executive Vice President and Chief Financial Officer	$600,813
W. Keith Wilson, Executive Vice President and Chief Human Resources and Administrative Officer	$548,367
John A. (Jay) Wright, Executive Vice President and Chief Operating Officer	$597,223

Stock Option Awards

The Committee granted options to purchase shares of the Company’s Class 1 Common Stock under the Company’s Long-Term Stock Incentive Plan (the “Stock Plan”) to certain of the Company’s management personnel, including certain of its Executive Officers, subject to the Terms and Conditions Memorandum with respect to the Stock Plan, the form of which is filed herewith as Exhibit 10.1 and incorporated herein by reference. The following table sets forth information regarding grants to those Executive Officers identified below:

Name	Number of Stock Options (1)	Exercise Price Per Share (2)

Richard Sands	167,370	$ 47.79

Robert Sands	114,560	$ 47.79

Robert Ryder	37,570	$ 47.79

John A. (Jay) Wright	37,340	$ 47.79

(1) Each of the options granted has a 10-year term, subject to earlier termination upon the occurrence of certain events related to termination of employment. One-fourth of the options become exercisable on each of the following anniversary dates: April 26, 2014, April 26, 2015, April 26, 2016 and April 26, 2017 provided that the option holder remains employed by the Company or any of its subsidiaries on that date. The options can vest at an earlier date upon the Retirement (as that term is defined in the Stock Plan), death or Disability (as that term is defined in the Stock Plan) of the recipient of the grant. Under the terms of the Stock Plan, options become fully exercisable immediately in the event of a Change in Control (as that term is defined in the Stock Plan).

(2) The exercise price is equal to the closing price of the Class A Common Stock (into which, subject to certain requirements, shares of Class 1 Common Stock are convertible on a one-for-one basis) on the New York Stock Exchange on April 26, 2013.

Restricted Stock Unit Grants

The Committee granted restricted stock units under the Stock Plan to certain of the Company’s management personnel, including certain of its Executive Officers, subject to the provisions of Restricted Stock Unit Agreements, the form of which is filed herewith as Exhibit 10.2 and incorporated herein by reference. The restricted stock units entitle the grantee to receive a single share of the Company’s Class A Common Stock for each restricted stock unit granted under the Stock Plan. On April 26, 2013, which was the date of the restricted stock unit grants, the closing price of the Company’s Class A Common Stock was $47.79 per share. The following table sets forth information regarding grants to those Executive Officers identified below:

Name	Number of Units (1)

Robert Sands	21,950

Robert Ryder	7,200

John A. (Jay) Wright	7,150

(1) Unvested restricted stock units under each of the grants are subject to forfeiture upon the occurrence of certain events related to termination of employment. One-fourth of the awarded units vest on each of the following dates: May 1, 2014, May 1, 2015, May 1, 2016 and May 1, 2017 provided that the recipient of the grant remains employed by the Company or any of its subsidiaries on that date. The grants can vest at an earlier date upon the death or Disability (as that term is defined in the Stock Plan) of the recipient of the award. Under the terms of the Stock Plan, grants become fully vested in the event of a Change in Control (as that term is defined in the Stock Plan).

Performance Share Unit Awards

The Committee awarded performance share units to be settled in the Company’s Class A Common Stock under the Stock Plan to certain of the Company’s management personnel, including certain of its Executive Officers, subject to the provisions of Performance Share Unit Agreements, the form of which is filed herewith as Exhibit 10.3 and incorporated herein by reference. The number of shares of Class A Common Stock to be issued pursuant to the performance share units will depend upon the Company’s Relative Total Stockholder Return (as that term is defined in the Performance Share Unit Agreement) during the period from March 1, 2013 through February 29, 2016. On April 26, 2013, which was the date of the performance share unit awards, the closing price of the Company’s Class A Common Stock was $47.79 per share. The following table sets forth information regarding target awards to those Executive Officers identified below:

Name	Target Number of Units (1)

Robert Sands	21,950

Robert Ryder	7,200

John A. (Jay) Wright	7,150

(1) Unvested performance share units are subject to forfeiture upon the occurrence of certain events related to termination of employment. A participant may vest in his right to receive the applicable number of performance share units if he remains in continuous employment with the Company or any of its subsidiaries until May 1, 2016. The participant will only vest in his right to receive the performance share units if the Company achieves certain relative stockholder return results as set forth in the Performance Share Unit Agreement. Following vesting, any distribution under the award would be settled between May 1, 2016 and May 15, 2016. Target awards can vest at an earlier date upon the death or Disability (as that term is defined in the Performance Share Unit Agreement) of the recipient of the award or in the event of a Change in Control (as that term is defined in the Performance Share Unit Agreement).

Acceleration of Performance Share Unit Service Vesting

W. Keith Wilson, the Company’s Executive Vice President and Chief Human Resources and Administrative Officer, was granted 15,120 performance share units on April 5, 2011 (the “Fiscal 2012 PSUs”), and was employed by the Company during the applicable performance period of March 1, 2011 through February 29, 2012. On April 3, 2012, the Committee certified the achievement of Company Fiscal 2012 earnings per share performance sufficient for Mr. Wilson to earn two times the target award level set forth in his Performance Share Unit Agreement for such award, provided he remained in continuous employment with the Company or any of its subsidiaries until May 1, 2014. However, Mr. Wilson subsequently announced his intention to retire on or about June 14, 2013, and therefore he is not expected to be employed on the May 1, 2014 vesting date. Pursuant to its discretionary authority set forth in the Stock Plan, the Committee approved the acceleration of service vesting of Mr. Wilson’s Fiscal 2012 PSUs at the maximum award value (being two times the target award) to the date of Mr. Wilson’s retirement from the Company (June 14, 2013, or such earlier last date of service as approved at the discretion of the Company’s Chief Executive Officer.) As a result of this action, the vesting of a total of 30,240 performance share units will be accelerated and settled in shares of the Company’s Class A Common Stock as of such accelerated service vesting date.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Form of Terms and Conditions of Stock Options – U.S. Memorandum with respect to the Company’s Long-Term Stock Incentive Plan.

10.2	Form of Restricted Stock Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan.

10.3	Form of Performance Share Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2013	CONSTELLATION BRANDS, INC.

	By:	/s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(10)	MATERIAL CONTRACTS

(10.1)	Form of Terms and Conditions of Stock Options – U.S. Memorandum with respect to the Company’s Long-Term Stock Incentive Plan (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, dated April 3, 2012, filed April 5, 2012, and incorporated herein by reference.) *

(10.2)	Form of Restricted Stock Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan (filed herewith.) *

(10.3)	Form of Performance Share Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan (filed herewith.) *

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

Not Applicable.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.

*	Designates management contract or compensatory plan or arrangement.